UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2022

DCP MIDSTREAM, LP

(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6900 E. Layton Ave, Suite 900

Denver, Colorado 80237

(Address of principal executive offices, including zip code)

(303) 595-3331

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partnership interests	DCP	New York Stock Exchange
7.875% Series B Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	DCP PRB	New York Stock Exchange
7.95% Series C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	DCP PRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Certain Officers; Appointment of Certain Officers

Effective December 31, 2022, Wouter T. van Kempen, President, Chief Executive Officer and Chairman of the Board of Directors of DCP Midstream GP, LLC (“DCP GP LLC”), a Delaware limited liability company and the general partner of DCP Midstream GP, LP (the “General Partner”), a Delaware limited partnership and the general partner of DCP Midstream, LP (the “Partnership”), a Delaware limited partnership, and Sean P. O’Brien, Group Vice President and Chief Financial Officer of DCP GP LLC, will each step down from their positions with DCP GP LLC and its subsidiaries and affiliates.

The Partnership greatly appreciates Mr. van Kempen and Mr. O’Brien for their years of excellent leadership of the organization and wishes them the very best in their future endeavors.

Effective January 1, 2023, the Board of Directors of DCP GP LLC (the “Board”) has appointed Donald A. Baldridge to serve as interim Chief Executive Officer of DCP GP LLC. Previously, Mr. Baldridge served as President, Operations of DCP GP LLC since February 2017. Prior to that, Mr. Baldridge was a President of DCP Midstream, LLC (“DCP Midstream”), the owner of DCP GP LLC, overseeing the commercial, marketing, and logistics businesses since March 2013 and before that was Vice President, Natural Gas and NGL Marketing of DCP Midstream since February 2011. Mr. Baldridge previously served as Vice President, Business Development, of DCP Midstream from January 2009 until February 2011. Mr. Baldridge joined DCP Midstream in March 2005. Mr. Baldridge has more than 25 years of experience in the energy industry, including commercial, trading and business development activities.

In addition, the Board has appointed Scott Delmoro, currently the Vice President, Finance and Treasurer of DCP GP LLC, to serve as interim principal financial officer of DCP GP LLC, effective January 1, 2023. Mr. Delmoro will continue to serve as Vice President, Finance and Treasurer of DCP GP LLC. Mr. Delmoro has served in his current role since October 2017. Prior to that, Mr. Delmoro served as Vice President and Treasurer since May 2012. Mr. Delmoro joined DCP GP LLC in June 2003 and has held roles of increasing responsibility within the Finance and Accounting departments, including serving as Controller and Chief Accounting Officer. Mr. Delmoro will continue to be compensated in accordance with the compensation programs maintained by DCP Services, LLC, including base salary, short-term incentive, equity awards and benefits, including welfare and retirement benefits, on the same basis as other eligible employees.

Other than as described herein, there is no arrangement or understanding between either Messrs. Baldridge or Delmoro and the Partnership, the General Partner, DCP GP LLC, or any of their respective subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K or any familial relationship that would require disclosure under Item 401(d) of Regulation S-K.

In connection with their departures, Messrs. van Kempen and O’Brien will each receive severance benefits consistent with the DCP Services, LLC Executive Severance Plan, as described in the Partnership’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 18, 2022 (the “Form 10-K”). In addition, Messrs. van Kempen and O’Brien will each be entitled to receive a payment equal to two times their respective target short-term incentive award for 2022.

Departure of Director; Appointment of Director

On December 12, 2022, in connection with his pending departure from DCP GP LLC, Mr. van Kempen resigned from the Board, effective immediately. Mr. van Kempen, who served as Chairman of the Board, did not serve on any committees of the Board. In connection with Mr. van Kempen’s departure, Kevin J. Mitchell, an existing member of the Board, was appointed to serve as Chairman of the Board, effective immediately. Mr. Mitchell will not receive any additional compensation for his service as Chairman of the Board other than through his employment with Phillips 66.

Also effective on December 12, 2022, Mr. Timothy D. Roberts was appointed to the Board. Mr. Roberts has not been appointed to any committee of the Board at this time. Mr. Roberts has served as Executive Vice President, Midstream and Chemicals of Phillips 66 since October 2022. Prior to that, Mr. Roberts served as Executive Vice President, Marketing and Commercial, as well as Executive Vice President, Strategy and Business Development. Prior to Phillips 66, Mr. Roberts was Executive Vice President, Global Olefins and Polyolefins for LyondellBasell.

Mr. Roberts will not receive compensation for serving on the Board other than through his employment with Phillips 66. Since the beginning of the Partnership’s last fiscal year, neither Mr. Roberts nor his respective immediate family members had or will have any direct or indirect material interest in any existing or proposed transaction, arrangement, or relationship with the General Partner or the Partnership or any director or executive officer of the General Partner or immediate family member thereof in which the amount involved exceeds $120,000, other than as a result of his employment with Phillips 66.

For relationships among the Partnership, the General Partner, DCP GP LLC, and DCP Midstream and its affiliates, see Item 13 “Certain Relationships and Related Transactions, and Director Independence,” which is incorporated herein by reference to the Partnership’s Form 10-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2022	DCP MIDSTREAM, LP

	By:	DCP MIDSTREAM GP, LP,
its General Partner

		By:	DCP MIDSTREAM GP, LLC,
its General Partner

			By:	/s/ George R. Green
			Name:	George R. Green
			Title:	Group Vice President and General Counsel